                                                                    Exhibit 10.4


                            FOURTH AMENDMENT TO THE
                            -----------------------
                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------

     THIS FOURTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated effective as of July 31, 2000, is among RENAISSANCE
 ---------
WORLDWIDE, INC. ("Borrower"), a Massachusetts corporation, each of the banks or
                  --------
other lending institutions which is a party hereto (individually, each a "Lender", and collectively the "Lenders") and BANK OF AMERICA, N.A., as
 ------                         -------
administrative agent for the Lenders (in such capacity, the "Administrative
                                                             --------------
Agent").
-----

                                   RECITALS:

     Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of July 15, 1999 (as amended, restated, or modified from time to time, the "Credit Agreement").
                                                       ----------------
Borrower, Administrative Agent and the Lenders now desire to amend the Credit Agreement and the Lenders have agreed to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  Capitalized terms used in this Amendment, to the
                  -----------
extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                   ARTICLE 2

                               Fourth Amendment
                               ----------------

     Section 2.1  Amendments to Certain Definitions.  The definitions of
                  ---------------------------------
"Borrowing Base", "EBITDA" and "Revolving Termination Date" appearing in Section
                                                                         -------
1.1 of the Credit Agreement are each hereby amended and restated to read in
---
their entirety as follows:

          "Borrowing Base" means, at any time, an amount equal to
           --------------
     eighty-five percent (85%) of the face value of Eligible
     Receivables due and owing at such time minus the following
                                            -----
     applicable amount: (i) Twenty-Two Million Dollars ($22,000,000) as of the closing date of the Fourth Amendment to this Agreement, or (ii) Five Million Dollars ($5,000,000) as of any date thereafter.

          "EBITDA" means, for any period and any Person, the total of
           ------
     the following calculated without duplication for such Person on a consolidated basis for such period: (a) Adjusted Net Income; plus
                                                                  ----
     (b) any provision for (or less any benefit from) income or franchise taxes deducted in determining Adjusted Net Income; plus
                                                                  ----
     (c) Interest Expense deducted in determining Adjusted Net Income; plus (d) amortization and depreciation expense deducted in
     ----
     determining Adjusted Net Income; plus (e) one-time nonrecurring
                                      ----
     charges actually taken during the second Fiscal Quarter of the 2000 Fiscal Year in an aggregate amount not to exceed Eight Million Dollars ($8,000,000) deducted in determining Adjusted Net Income.

          "Revolving Termination Date" means November 30, 2000.
           --------------------------

     Section 2.2  Amendments to Section 1.1.  Section 1.1 of the Credit
                  -------------------------   -----------
Agreement is hereby amended to add the definitions of "Fourth Amendment" and "L/C Fee Rate", each to read in their entirety as follows:

          "Fourth Amendment" means that certain Fourth Amendment to
           ----------------
     Amended and Restated Credit Agreement dated as of July 31, 2000 among the Borrower, the Administrative Agent and the Lenders.

          "L/C Fee Rate" has the meaning specified in Section 4.2.
           ------------                               -----------

     Section 2.3  Amendment to Schedule 1.1.  Schedule 1.1 of the Credit
                  -------------------------   ------------
Agreement is hereby amended and restated to read in its entirety set forth on
Schedule 1 to this Amendment.
----------

     Section 2.4  Amendments to Section 2.7.
                  -------------------------

     (A) Subsection 2.7(a)(i) of the Credit Agreement is hereby amended and
         --------------------
restated to read in its entirety as follows:

     (i) the aggregate amount of outstanding Letter of Credit Liabilities shall not at any time exceed Seven Million Dollars ($7,000,000),

     (B) Subsection 2.7(b) is amended to change the number "thirty (30)"
         -----------------
appearing therein to the number "fifteen (15)" and to add a sentence at the end thereof to read in its entirety as follows:

     Notwithstanding anything to the contrary contained in this subsection, any Letter of Credit may have an expiration date that extends beyond a date which is fifteen (15) days prior to the Revolving Termination Date (but in no case beyond the Revolving Termination Date) if, and only if, each such Letter of Credit is fully cash collateralized in a manner acceptable to the Administrative Agent in its sole discretion, such cash collateral to be posted by a date no later than that which is fifteen (15) days prior to the Revolving Termination Date

     (C) Clause (ii) of the first sentence of Subsection 2.7(c) is hereby
         -----------                          -----------------
amended and restated to read in its entirety as follows:

     (ii) to be calculated at a rate per annum equal to the applicable L/C Fee Rate;

     Section 2.5  Amendment to Section 4.2.  Section 4.2 of the Credit Agreement
                  ------------------------   -----------
is hereby amended and restated to read in its entirety as follows:

     Section 4.2. Determinations of Margin and Rates. Prior to the
     -----------  ----------------------------------
     receipt of the Applicable Rate Calculation to be delivered with Borrower's Borrowing Base Certificate for the calendar month ending June 24, 2000 (i) the Base Rate Margin shall be one percent (1.00%); (ii) the Commitment Fee Rate shall be three-eighths of one percent (0.375%); and (iii) the L/C Fee Rate shall be three and one-eighth of one percent (3.125%); thereafter, the Base Rate Margin, the Commitment Fee Rate, and the L/C Fee Rate shall be determined in accordance with the following table (without deducting from the Borrowing Base the amounts specified in clauses (i) and (ii) in the definition thereof):
        -----------     ----

======================================================================================================
 Average unused amount of availability            Base Rate           Commitment          L/C Fee Rate
   under the Borrowing Base for the                Margin              Fee Rate
      calendar month then ended
======================================================================================================
Less than $12,500,000                                2.25%               1.00%              4.375%
------------------------------------------------------------------------------------------------------
Greater than or equal to $12,500,000 but             1.75%               0.75%              3.825%
 less than $25,000,000
------------------------------------------------------------------------------------------------------
Greater than or equal to $25,000,000 but             1.25%               0.50%              3.375%
 less than $35,000,000
------------------------------------------------------------------------------------------------------
Greater than or equal to $35,000,000 but             1.00%              0.375%              3.125%
 less than $50,000,000
------------------------------------------------------------------------------------------------------
Greater than or equal to $50,000,000                 0.50%               0.25%              2.625%
======================================================================================================

          Upon delivery of the Applicable Rate Calculation pursuant to subsection 10.1(d) in connection with the Borrowing Base
     ------------------
     Certificate of Borrower required to be delivered pursuant thereto, commencing with such Applicable Rate Calculation delivered for the calendar month ending June 24, 2000, the Base Rate Margin, the Commitment Fee Rate, and the L/C Fee Rate shall automatically be adjusted to the fee or rate, as applicable, corresponding to the average unused amount of availability under the Borrowing Base for the calendar month then ended (without deducting from the Borrowing Base the amounts specified in clauses (i) and (ii) in the definition thereof) of Borrower set
     -----------     ----
     forth in the table above, such automatic adjustment to take effect prospectively the third Business Day after receipt by the Administrative Agent of the Applicable Rate Calculation (the "Adjustment Date"). If the Borrower fails to deliver such
      ---------------
     Applicable Rate Calculation with respect to any calendar month which sets forth the average unused amount of availability under the Borrowing Base for the calendar month then ended within the period of time required by subsection 10.1(d), then (i) the
                                ------------------

     Base Rate Margin shall automatically be adjusted to two and one-quarter percent (2.25%) per annum; (ii) the Commitment Fee Rate shall automatically be adjusted to one percent (1.00%); and (iii) the L/C Fee Rate shall automatically be adjusted to four and three-eighths percent (4.375%) per annum.

  Section 2.6  Amendment to Article 4.  Article 4 of the Credit Agreement is
               ----------------------   ---------
hereby amended to add Section 4.7 to read in its entirety as follows:
                      -----------

          Section 4.7. Excess Drawing Fee. In the event the
          -----------  ------------------
     Outstanding Revolving Credit at any time exceeds Sixty-Five
     Million Dollars ($65,000,000), Borrower shall pay to the Administrative Agent an excess drawing fee in the amount of Three Hundred and Fifty Thousand Dollars ($350,000) to be distributed pro-rata among the Lenders.

  Section 2.7  Amendments to Section 10.1.
               --------------------------

     (A) Subsection 10.1(b) of the Credit Agreement is hereby amended and
         ------------------
restated to read in its entirety as follows:

          (b)  Monthly Financial Statements. As soon as available, and
               ----------------------------
     in any event within twenty (20) days after the end of each calendar month beginning with the calendar month ending on July 31, 2000, a copy of an unaudited financial report of Borrower and its Subsidiaries as of the end of such period and for the portion of the Fiscal Year then ended containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding Fiscal Year, all in reasonable detail certified by the chief executive officer or chief financial officer of Borrower to have been prepared in accordance with GAAP and to fairly present, in all material respects, the financial condition and results of operations of Borrower and its Subsidiaries on a consolidated basis, at the date and for the periods indicated therein, subject to year-end audit adjustments.

     (B) Subsection 10.1(c) of the Credit Agreement is hereby amended and
         ------------------
restated to read in its entirety as follows:

          (c)  Compliance Certificate. As soon as available, and in
               ----------------------
     any event within twenty (20) days after the end of each calendar month and accompanying the annual financial statements delivered in accordance with subsection 10.1(a), a Compliance Certificate,
                        ------------------
     together with schedules setting forth the calculations supporting the computations therein;

     (C) Subsection 10.1(d) of the Credit Agreement is hereby amended to add the
         ------------------
following phrase after the semicolon at the end of such subsection:

     and, together with delivery of each Borrowing Base Certificate, the Borrower shall deliver to the Administrative Agent a calculation of the average unused amount of availability under the Borrowing Base for the calendar month then ended, such calculation to be in form and substance satisfactory to the Administrative Agent in order to enable the Administrative Agent to determine the Applicable Rate, the Commitment Fee Rate, and the L/C Fee Rate (the "Applicable Rate
                                                     ---------------
     Calculation"). Notwithstanding the foregoing, in the event the
     -----------
     excess unused amount of availability under the Borrowing Base is at any time less than Fifteen Million Dollars ($15,000,000), then the Borrower shall deliver to the Administrative Agent the Borrowing Base Certificate, together with supporting Receivables agings and reconciliations, and Applicable Rate Calculation required by this subsection promptly upon the request of the Administrative Agent and in no event less than once a week.

     Section 2.8  Amendment to Section 12.1  Section 12.1 of the Credit
                  -------------------------  ------------
Agreement is hereby amended and restated to read in its entirety as follows:

          Section 12.1. Minimum Tangible Net Worth. As of the end of
          ------------  --------------------------
     each Fiscal Quarter beginning with the Fiscal Quarter ending June 24, 2000, the Borrower shall not permit its Tangible Net Worth to be less than One Hundred Million Dollars ($100,000,000).

     Section 2.9  Amendment to Section 12.4.  Section 12.4 of the Credit
                  -------------------------   ------------
Agreement is hereby amended and restated to read in its entirety as follows:

          Section 12.4 Maximum Capital Expenditures. As of the end of
          ------------ ----------------------------
     each Fiscal Quarter beginning with the Fiscal Quarter ending September 30, 2000, the Borrower shall not permit the aggregate amount of all Capital Expenditures of the Borrower and its Subsidiaries made during such Fiscal Quarter to exceed Three Million Dollars ($3,000,000).

     Section 2.10  Amendment to Article 12.  Article 12 of the Credit Agreement
                   -----------------------   ----------
is hereby amended to add Section 12.5 to read in its entirety as follows:
                      ------------

          Section 12.5. Minimum EBITDA. As of the end of each Fiscal
          ------------  --------------
     Quarter, the Borrower shall not permit its EBITDA to be less than
     (i) negative Three Million Dollars (-$3,000,000) for the Fiscal Quarter ending June 24, 2000, and (ii) Three Million Dollars ($3,000,000) for each Fiscal Quarter ending thereafter.

     Section 2.11  Amendment to Section 15.8.  Subsection 15.8(ii) of the Credit
                   -------------------------   -------------------
Agreement is hereby amended and restated to read in its entirety as follows:

          (ii) except in the case of an assignment to another Lender or an assignment of all of a Lender's rights and obligations under this Agreement or an assignment by a Lender to one of its Related Funds, any such partial assignment shall be in an amount at least equal to Five Million Dollars ($5,000,000).

     Section 2.12  Amendment to Exhibit "C".  Exhibit "C" ("Form of Borrowing
                   ------------------------   -----------
Base Certificate") of the Credit Agreement is hereby amended and restated to read in its entirety set forth on Exhibit "C-1" to this Amendment.
                                  -------------

                                   ARTICLE 3

                                  Conditions
                                  ----------

     Section 3.1  Conditions Precedent.  The effectiveness of this Amendment is
                  --------------------
subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

          (b)  After giving effect to Article 2 hereof, no Default or Event of
                                      ---------
     Default shall have occurred and be continuing.

          (c) Borrower shall have delivered to the Administrative Agent an executed original copy of this Amendment.

          (d) Borrower shall have paid to the Administrative Agent and each Lender all fees, costs and expenses owed to and/or incurred by each of the Administrative Agent and each such Lender arising in connection with this Amendment, including, without limitation, (i) an amendment fee in the maximum amount of $200,000 to be paid in the following installments: (A) $100,000 upon the closing of this Amendment, such installment to be distributed pro-rata only among each of the Lenders that executes and delivers a counterpart of this Amendment to the Administrative Agent on or before July 31, 2000, and (B) $100,000 on October 31, 2000, so long as the Commitments of the Lenders are not terminated on or prior to such date, such installment to be distributed pro-rata among all of the Lenders; and
     (ii) the reasonable fees, costs and expenses of the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

          (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to (i) the Administrative Agent, (ii) the Required Lenders and (iii) the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

     Section 3.2  Condition Subsequent.  Borrower shall deliver to the
                  --------------------
Administrative Agent the quarterly financial statements for the Fiscal Quarter ending June 24, 2000, as required by, and within the time frame permitted by,
Section 10.1(b) of the Credit Agreement as in effect prior to the execution and
---------------
delivery of this Amendment.

                                   ARTICLE 4

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

  Section 4.1  Ratifications.  The terms and provisions set forth in this
               -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

  Section 4.2  Representations and Warranties.  Borrower hereby represents and
               ------------------------------
warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower; (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents.

                                   ARTICLE 5

                                 Miscellaneous
                                 -------------

  Section 5.1  Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

  Section 5.2  Reference to Credit Agreement.  Each of the Loan Documents,
               -----------------------------
including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 5.3  Severability.  Any provision of this Amendment held by a
                  ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.4  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                  --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 5.5  Successors and Assigns. This Amendment is binding upon and
                  ----------------------
shall inure to the benefit of the Administrative Agent, the Lenders, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders.

     Section 5.6  Counterparts.  This Amendment may be executed in one or more
                  ------------
counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 5.7  Effect of Amendment. No consent or waiver, express or implied,
                  -------------------
by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 5.8  Headings. The headings, captions, and arrangements used in
                  --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.9  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                  ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                 [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

                              BORROWER:
                              --------

                              RENAISSANCE WORLDWIDE, INC.


                              By:   /s/ Joseph F. Pesce
                                 -----------------------------------------
                              Name:     Joseph F. Pesce
                                   ---------------------------------------
                              Title:    EVP of Finance, CFO and Treasurer
                                    --------------------------------------


                              LENDERS:
                              -------

                              BANK OF AMERICA, N.A.,
                              as the Administrative Agent and as a Lender

                              By:   /s/ Fred L. Thorne
                                 -----------------------------------------
                              Name:     Fred L. Thorne
                                   ---------------------------------------
                              Title:    Managing Director
                                    --------------------------------------


                              GMAC COMMERCIAL CREDIT LLC (formerly BNY Factoring
                              LLC),
                              as the Syndication Agent and as a Lender

                              By:   /s/ Joseph A. Grimaldi
                                 -----------------------------------------
                              Name:     Joseph A. Grimaldi
                                   ---------------------------------------
                              Title:    President & CEO
                                    --------------------------------------

                              CITIZENS BANK OF MASSACHUSETTS

                              By:   /s/ William F. Granchelli
                                 -----------------------------------------
                              Name:     William F. Granchelli
                                   ---------------------------------------
                              Title:    Senior Vice President
                                    --------------------------------------

                              THE CIT GROUP / BUSINESS CREDIT, INC.

                              By:   /s/ Eric Maloy
                                 -----------------------------------------
                              Name:     Eric Maloy
                                   ---------------------------------------
                              Title:    AVP/AE
                                    --------------------------------------

                                     DEBIS FINANCIAL SERVICES, INC.

                                     By:   /s/ James M. Vandervalk
                                        ---------------------------------------
                                     Name:     James M. Vandervalk
                                          -------------------------------------
                                     Title:    President, ABL Division
                                           ------------------------------------

                                     FINOVA CAPITAL CORPORATION

                                     By:   /s/ Bruce Mettel
                                        ---------------------------------------
                                     Name:     Bruce Mettel
                                          -------------------------------------
                                     Title:    Vice President
                                           ------------------------------------

                                     NATIONAL BANK OF CANADA

By:   /s/ Leonard J. Pellecchia      By:   /s/ A. Keith Broyles
   -------------------------------      ---------------------------------------
Name:     Leonard J. Pellecchia      Name:     Keith Broyles
     -----------------------------        -------------------------------------
Title:    Vice President             Title:    Vice President & Manager
      ----------------------------         ------------------------------------

                                     PNC BUSINESS CREDIT

                                     By:   /s/ John W. Speiser
                                        ---------------------------------------
                                     Name:     John W. Speiser
                                          -------------------------------------
                                     Title:    Vice President
                                           ------------------------------------

                                     WEBSTER BANK

                                     By:   /s/ William H. Creaser
                                        ---------------------------------------
                                     Name:     William H. Creaser
                                          -------------------------------------
                                     Title:    Vice President
                                           ------------------------------------

          REAFFIRMATION OF GUARANTY AND PLEDGE AND SECURITY AGREEMENT
          -----------------------------------------------------------

     Each of the undersigned hereby (i) consents to the execution and delivery of the Fourth Amendment to the Amended and Restated Credit Agreement to which this Reaffirmation of Guaranty and Pledge and Security Agreement is attached (the "Amendment") by the parties thereto, (ii) agrees that the Amendment shall
      ---------
not limit or diminish the obligations of each of the undersigned under that certain Subsidiary Guaranty dated as of July 15, 1999 (as amended, the "Guaranty"), or under that certain Pledge and Security Agreement dated as of
 --------
July 15, 1999 (as amended, the "Pledge and Security Agreement"), executed or
                                -----------------------------
joined in by each of the undersigned and delivered to the Administrative Agent,
(iii) reaffirms its obligations under each of the Guaranty and the Pledge and Security Agreement, and (iv) agrees that each of the Guaranty and the Pledge and Security Agreement remains in full force and effect and is hereby ratified and confirmed.

Dated effective as of   July 31  , 2000.
                      -----------


                              THE HUNTER GROUP, INC.
                              THE HUNTER GROUP INTERNATIONAL, INC.
                              THE MANAGEMENT DECISIONS GROUP, INC.
                              NEOGLYPHICS MEDIA CORPORATION
                              RENAISSANCE GOVERNMENT SOLUTIONS, INC.
                              RENAISSANCE WORLDWIDE INTERNATIONAL
                                   HOLDINGS, INC.
                              RENAISSANCE WORLDWIDE IT CONSULTING
                                   SERVICES, INC.
                              STERLING INFORMATION GROUP, INC.
                              TRI SECURITIES CORP.

                              By:  /s/ Joseph F. Pesce
                                 -----------------------------------------------
                              Name:    Joseph F. Pesce
                                   ---------------------------------------------
                              Title:  Vice President for each of the foregoing

                         ARI NATIONAL COMPANY

                         By:  /s/ Joseph F. Pesce
                            ----------------------------------------------------
                         Name:    Joseph F. Pesce
                              --------------------------------------------------
                         Title:  Sole Trustee

                         This Reaffirmation of Guaranty and Pledge and Security Agreement is executed on behalf of ARI National Company by its sole trustee as sole trustee and not individually, and the obligations of ARI National Company hereunder are not binding upon any of ARI National Company's sole trustee, officers or shareholders or any of them individually but are binding only upon the assets and property of ARI National Company. The Agreement and Declaration of Trust of ARI National Company is on file with the Secretary of the Commonwealth of Massachusetts.

                                 EXHIBIT "C-1"

                      Form of Borrowing Base Certificate
                      ----------------------------------

                          BORROWING BASE CERTIFICATE
                          --------------------------

Reporting Date: ____________

To: BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), individually as a Lender and as administrative agent for itself and the other Lenders (the "Administrative Agent") under the Amended and Restated Credit Agreement
      --------------------
     dated as of July 15, 1999 (such agreement, as it has been, and may be further, amended, restated or otherwise modified from time to time, the "Credit Agreement"), among the Administrative Agent, RENAISSANCE WORLDWIDE,
      ----------------
     INC. (the "Borrower"), BNY Factoring LLC, as syndication agent and the
                --------
     other Lenders party thereto.

     Reference is hereby made to the Credit Agreement, the terms defined therein being used herein as therein defined. This Borrowing Base Certificate is delivered pursuant to the terms of the Credit Agreement.

     The undersigned, an authorized signatory of the Borrower, hereby certifies and warrants to the Administrative Agent and the Lenders on behalf of the Borrower as follows:

I. I am the duly qualified and acting _____________ of the Borrower, and I am familiar with the financial statements and financial affairs of the Borrower and its Subsidiaries. I am authorized to execute this Borrowing Base Certificate on behalf of the Borrower.

II. The following are true and correct computations of the Borrowing Base under the Credit Agreement as of the Reporting Date:

A.   Eligible Receivables
     --------------------

     1.   Net face value of each Eligible Receivable      See Schedule 1 hereto
                                                              ----------

     2.   Aggregate of net face value of Eligible
          Receivables due and owing                       $ _________________

     3.   Line 2 multiplied by eighty-five percent (85%)  $ _________________

B.   Total Borrowing Base
     --------------------

     4.   Line 3 minus (i) $22,000,000 if calculated on
                 -----
          the closing date of the Fourth Amendment and
          (ii) $5,000,000 if calculated on any date
          thereafter                                      $ _________________

     The Borrower further represents and warrants to the Agent and the Lenders that the representations and warranties contained in Article 9 of the Credit
                                                     ---------
Agreement are true and correct on and as of the date of this Borrowing Base Certificate as if made on and as of the date hereof (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date), and that no Event of Default or Default has occurred and is continuing.

     IN WITNESS WHEREOF, the Borrower has caused this Borrowing Base Certificate to be executed and delivered by an authorized signatory on this ___ day of _____, 2000.


                              RENAISSANCE WORLDWIDE, INC.

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                   Schedule 1 to Borrowing Base Certificate
                   ----------------------------------------

           (attach schedule of Receivables and Eligible Receivables)

                                  SCHEDULE 1

                       Schedule 1.1 to Credit Agreement
                       --------------------------------

                                  Commitments
                                  -----------

-------------------------------------------------------------------------------------------------------
                           Lender                                        Revolving Commitment
                           ------                                        --------------------
-------------------------------------------------------------------------------------------------------
                      Bank of America, N.A.                                                 $10,266,667
-------------------------------------------------------------------------------------------------------
     GMAC Commercial Credit LLC (formerly BNY Factoring LLC)                                $10,266,667
-------------------------------------------------------------------------------------------------------
                       PNC Business Credit                                                  $ 8,400,000
-------------------------------------------------------------------------------------------------------
              The CIT Group / Business Credit, Inc.                                         $ 8,400,000
-------------------------------------------------------------------------------------------------------
                    FINOVA Capital Corporation                                              $ 8,400,000
-------------------------------------------------------------------------------------------------------
                  Debis Financial Services, Inc.                                            $ 6,533,333
-------------------------------------------------------------------------------------------------------
                  Citizens Bank of Massachusetts                                            $ 6,533,333
-------------------------------------------------------------------------------------------------------
                     National Bank of Canada                                                $ 6,533,333
-------------------------------------------------------------------------------------------------------
                         Webster Bank                                                       $ 4,666,667
-------------------------------------------------------------------------------------------------------